WellPoint and Amerigroup: Leadership in High Growth Government Managed Care July 9, 2012 Exhibit 99.2

Agenda
2
Angela Braly, Chair, President & CEO, WellPoint, Inc.
• Transaction overview
• Strategic rationale
Jim Carlson, Chairman & CEO, Amerigroup Corp.
• Benefits of WellPoint-Amerigroup combination
Wayne DeVeydt, Executive Vice President & CFO, WellPoint, Inc.
• Financial review
• Q&A
Jim Truess, Executive Vice President & CFO, Amerigroup Corp

3 3 3 3
Safe Harbor Statement
Cautionary Statement Regarding Forward-Looking Statements
•
This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”,
“will”, “should”, “estimates”, “intends”, “plans” and other similar expressions are forward-looking statements.  Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by Amerigroup’s stockholders and government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; Amerigroup’s and
WellPoint’s ability to consummate the merger; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the failure by WellPoint to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; the possibility that costs or difficulties related to the integration of Amerigroup’s and WellPoint’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of Amerigroup to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Amerigroup and WellPoint operate, as detailed from time to time in each of Amerigroup’s and WellPoint’s reports filed with the Securities and Exchange Commission (the
“SEC”). There can be no assurance that the proposed transaction will in fact be consummated.
•
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of Amerigroup’s and WellPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and Item 1.A in each of Amerigroup’s and WellPoint’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.  Amerigroup and WellPoint caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events.
All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to
Amerigroup and WellPoint or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above.  The forward-looking statements contained herein speak only as of the date of this communication.
Neither Amerigroup nor WellPoint undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

4
Safe Harbor Statement
Additional Information and Where to Find It
•
This communication is being made in respect of the proposed transaction involving Amerigroup and WellPoint.  The proposed transaction will be submitted to the stockholders of Amerigroup for their consideration.  In connection with the proposed transaction, Amerigroup will prepare a proxy statement to be filed with the SEC. Amerigroup and
WellPoint plan to file with the SEC other documents regarding the proposed transaction.  STOCKHOLDERS ARE
URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER
RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  The
definitive proxy statement will be mailed to Amerigroup’s stockholders.  You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov.  In addition, stockholders may obtain free copies of the documents filed with the SEC by Amerigroup by going to
Amerigroup’s Investor Relations website page by clicking the "Investors" link at www.amerigroup.com or by sending a written request to Amerigroup’s Secretary at Amerigroup Corporation, 4425 Corporation Lane, Virginia Beach,
Virginia  23462, or by calling the Secretary at (757) 490-6900.
Interests of Participants
•
Amerigroup and WellPoint and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Amerigroup in connection with the proposed transaction.  Information regarding Amerigroup’s directors and executive officers is set forth in Amerigroup’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended
December 31, 2011, which were filed with the SEC on April 27, 2012 and February 24, 2012, respectively.
Information regarding WellPoint’s directors and executive officers is set forth in WellPoint’s proxy statement for its
2012 annual meeting of shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31,
2011, which were filed with the SEC on April 2, 2012 and February 22, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by Amerigroup with the SEC when it becomes available.

WELLPOINT
Health. Care. Value.

WELLPOINT
Health. Care. Value.

+

Amerigroup
RealSolutions
in healthcare

Advancing Our Future Growth Potential
5
• Acquiring a leading company in the high growth government-sponsored marketplace
• Broadens Medicaid footprint to include 19 states that have nearly 60% of nation’s
Medicaid enrollment
• Establishes presence in 13 states with significant dual eligible opportunities
• Advances capabilities in seniors & persons with disabilities market and long-term services & support programs
• Enhances competitive positioning for health insurance exchanges
• Doubles proportion of state-sponsored membership
• Accretive in the first year and strong long-term return on investment*
* Estimated based on current projections.

6 6
Key Transaction Terms
• $92.00 per share in cash to acquire all outstanding Amerigroup shares
• Transaction value of approximately $4.9 billion
• Financed through cash on hand, commercial paper and debt issuance
Price
Path to
Completion
Operational
• Amerigroup shareholder vote
• Regulatory approvals including Hart-Scott-Rodino, state departments of insurance and other regulators
• Anticipated closing by the end of the first quarter 2013*
• Amerigroup will be a subsidiary focused on effectively managing state sponsored programs and further expanding this business
• Key Amerigroup management team members to remain with WellPoint
* Estimated based on current projections.

7 7
Now is the Right Time for this Highly
Compelling Opportunity
Eyes wide open
Right deal,
Right time
•
Recognized issues
• Medicaid MCOs are
trading at a premium to
historical levels
• With political and
economic distinctions,
states will take varying
approaches to fiscal
challenges
•
Compelling opportunity
• Significant growth
opportunities ahead
• Managed care is a solution to
state fiscal issues
• Best partner to serve the
rapidly-emerging dual eligible
and Medicaid mandates

Total Expenditures: $457 billion
8 8
Medicaid Managed Care is
Underpenetrated and Poised for Growth
8 8 Sources: www.statehealthfacts.org, CMS, HMA, Wall Street equity research.
Unmanaged Comprehensive Managed Care
8
Current Future (2014)
Total Expenditures: $587 billion
29M
24M
(45%)
$359B
$98B
(21%)
Total Beneficiaries: 53 million
$184B
(31%)
$403B
27M
41M
(60%)
Total Beneficiaries: 68 million

9 9 Outsized Growth Potential 9 9 2012 – 2020 RFP Pipeline – ~$50 Billion 9 2012 – 2014 2013 – 2022 Long-term Services and Support Dual Eligibles

Dual Eligible Opportunity
10
37 million people 51 million people
20
population
31
15%
population
39%
Dual Eligibles
9 million people
$300 billion
opportunity
Duals are managed through government programs and account for
$300 billion growing to $700 billion in 10 years
Sources: Kaiser Family Foundation, www.statehealthfacts.org, Wall Street equity research
% of Medicare
% of costs
of Medicaid
of costs

11 11
Adjacent Growth: Long-Term Services and
Support (“LTSS”)
Medicare /
CareMore
Medicaid
Capabilities Geographic
footprint
LTSS
Opportunity
LTSS Opportunity Positioning  to Capture Market Share
LTSS model of care is scalable, cost efficient and synergistic with CareMore
Significant and broad growth opportunity
in Medicaid (~15 million lives today)
High-cost populations in every state
Home and community based
services
Amerigroup has 5 LTSS programs
CareMore provides additional
capabilities
Duals initiative creates stimulative
effect for LTSS
CMS currently working with more than
two dozen states

Government Business Expected to Increase
Income Distribution By State
% of 2010 state population
<133% of Federal Poverty Level
133-200% of Federal Poverty Level 200-400% of Federal Poverty Level
>400% of Federal Poverty Level
11
Virginia
25 8
Ohio
30
32 11
New Hampshire
17 8
Nevada
New York
Total
29 11
Wisconsin
23 10
26 13
Missouri
29 11
12
Maine
24 11
Kentucky
33 11
Indiana
29
Georgia
33 10
Connecticut
19 9
Colorado
24 9
California
32 11 Approximately 29% of the
population in our Blue
markets have incomes that
would make them eligible
for Medicaid under PPACA
Approximately 38% of the
population in our Blue
markets have incomes that
would make them eligible
for exchange subsidies
State
12 Source: MPACT 5.0.0, WLP estimates.
24
27
26
26
30
27
32
30
31
29
25
29
25
32
27
33
40
46
31
29
28
33
30
30
46
32
30
42
35
33

WELLPOINT
Health. Care. Value.

'07 – '11 CAGR: 4%

'07 – '11 CAGR: 13%

13 13
Amerigroup is Exceptionally Attractive
• Superior pure-play government managed care platform and management team
• Leader in serving high needs populations
• Disciplined approach to growth – thoughtfulness in selecting markets
• Well-positioned for future RFPs
* SPD= Seniors & Persons with Disabilities; LTSS = Long-Term Services & Support; MA = Medicare Advantage.
1,711
1,579
1,788
1,931
2,024
2007 2008 2009 2010 2011
Premium revenue Membership
$3,872
$4,445
$5,159
$5,783
$6,301
2007 2008 2009 2010 2011
(Members in ‘000s) ($ in millions)
• 40% of revenues from SPD, LTSS, MA and dual members*

14 14
Geographic Breadth and Diversification
14 14 14
• 19 combined Medicaid states (excludes OH)
• 17 primarily fully insured
• 2 ASO (SC, MA)
• 30% of Amerigroup membership is in
WellPoint Blue markets
Pro Forma Combination
Pro Forma Combination
2014 Duals Combined Opportunity
2014 Duals Combined Opportunity
Near-term Duals Opportunity
WellPoint states Amerigroup states
WellPoint & Amerigroup
Recently-awarded
• Presence in 13 states with near-term dual
eligible opportunities
• Potential for nearly $16 billion of revenue*
* Estimated based on current projections.

15 15
Large and Attractive Government Managed
Care Presence
Sources: Kaiser Family Foundation, CMS, Wall Street equity research.
• 19 combined states comprise more than $180 billion of the nation’s $300 billion dual spending
WellPoint becomes a leader in the four largest dual spending states
($ in millions, lives in thousands)
Medicaid Dual ABD Uninsured Duals
enrollment eligible lives lives lives spending ($)
California 7,327 1,168 1,268 7,084 $36,559
New York
4,741 724 680 2,779 35,009
Texas
3,764 609 617 6,259 17,551
Florida
2,853 561 485 3,868 16,232
Massachusetts
1,417 251 193 324 9,899
New Jersey
1,039 200 168 1,286 7,780
Tennessee
1,204 276 174 947 7,593
Wisconsin 1,144 215 108 531 7,004
Georgia
1,497 262 229 1,844 6,850
Virginia
884 168 149 988 5,345
Louisiana
892 182 175 790 5,148
Indiana
1,035 149 118 837 4,921
Washington
1,121 144 138 839 4,864
South Carolina
808 149 112 737 4,286
Maryland 902 108 108 731 4,146
West Virginia
335 77 80 262 2,346
Kansas
326 62 46 347 2,215
New Mexico
546 53 60 449 1,736
Nevada
265 38 41 517 1,157
Total 32,100 5,398 4,948 31,418 $180,639
% of US total 59% 61% 63% 65% 60%

Similar cultures and organizational values
16
• Track records of excellent customer service, strong clinical care management and deep provider collaboration
• Strong and valued relationships with federal, state and local governments
• Focus on access, affordability and consumer experience
• Commitment to improving health care costs and quality
• Management teams committed to successfully integrating and achieving future growth targets

Name Role Age
Years with
Amerigroup
Remaining with
Company?
Jim Carlson Chairman and CEO 60 9
Jim Truess Executive Vice President and CFO 46 6
Richard Zoretic Executive Vice President and COO 54 9
17 17
Proven Management Team
• Amerigroup has approximately 6,600 associates in total

WELLPOINT
Health. Care. Value.

WELLPOINT
Amerigroup RealSolutions
Amerigroup RealSolutions
WELLPOINT

Furthers WellPoint’s Leadership in
Government Managed Care
• Pro forma Medicaid membership of more than 4.5 million lives
• Pro forma 2012E Medicaid revenue of more than $12 billion*
Creates Market Leader in the Medicaid Space
18
Note: Medicaid membership as of 3/31/12, except for Amerigroup as of May 2012 and Company H as of 12/31/11.
* Estimated based on current projections.
(# of Medicaid members in thousands)
Company
A
Company
B
Company
C
Company
D
Company
E
Company
F
Company
G
Company
H
4,525
3,590
2,658
2,150
1,867
1,825
1,486
1,174
1,034
924
614

19 19
Doubles Proportion of State Sponsored
Membership
19 19 Note: WLP data as of 3/31/12 and Amerigroup data as of May 2012
Total Membership: 33.7 million Total Membership: 36.4 million
Current WellPoint Business Mix Pro forma Business Mix
19
Senior
4%
BlueCard
15%
State
Sponsored
6%
Individual
6%
National
Accounts
21%
Local Group
44%
FEP
4%
Senior
4%
BlueCard
14%
State
Sponsored
12%
Individual
5%
National
Accounts
20%
Local Group
41%
FEP
4%

20 20
Pro Forma Financial Data & Synergies*
* Estimated based on current projections.
Medical
Members
36.4 million in total
More than 4.5
million Medicaid
1 in 9 Americans &
1 in 12 Medicaid
recipients
2012E
Revenue
Total revenue:
More than
$70 billion
Medicaid revenue:
More than
$12 billion
Financial
Metrics
Low SG&A
expense ratio
Strong statutory
capital position
Annual
Synergies
Fully integrated:
More than
$125 million
Investment income
Administrative
efficiencies
PBM and other
ancillary services

21 21
Financially Compelling*
* Estimated based on current projections.
• No change to 2012 guidance
• Accretive in 2013, including one time transaction
and integration costs
• Increasing accretion in 2014, exceeding $1.00 per
share by 2015
EPS
• Double-digit long-term cash on cash return
• Mid-teens IRR
ROI
• Pro forma debt to capital ratio up to 39%
• Intention to steadily lower over 18-24 months
• Expect solid investment grade debt rating
Balance
Sheet

WELLPOINT
Health. Care. Value.

WELLPOINT
Health. Care. Value.

22 22 Continued Commitment to Delivering Shareholder Value Share Buybacks Invest in Core Business Invest in Future Growth Opportunities Dividends Capital Allocation Strategy

23 23
A Compelling Combination
• Furthers our objective of creating the best health care value in the industry
• Advances leadership in government sponsored managed care
• Enhances future growth potential in multiple market segments
• Strong long-term return on investment for shareholders*
• Retains proven management team with a highly compatible culture
* Estimated based on current projections.

WELLPOINT
Health. Care. Value.

WELLPOINT®

Health. Care. Value.[SM]

24 24 24 24